Third Quarter Investor Presentation November 6, 2018

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of September 30, 2018. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 252 transactions since inception. 14 transactions closed in Q3 20181  Use our manager’s proprietary analytics to price each pool on an asset-by-asset basis  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower  Objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through securitizations with institutional investors  Use moderate non-mark-to-market leverage 1Includes transactions Great Ajax Operating Partnership L.P. made through joint venture arrangements with third-party institutional investors 3

Highlights – Quarter Ended September 30, 2018  Purchased $64.4 million of re-performing mortgage loans ("RPLs") and $1.4 million of non- performing mortgage loans ("NPLs") with an aggregate unpaid principal balance (“UPB”) of $70.9 million and underlying collateral value of $106.1 million 1; and originated $4.8 million of small-balance commercial mortgage loans ("SBCs").  Mortgage loans purchased during the third quarter and held as of quarter-end were on our consolidated Balance Sheet for a weighted average of nine days during the quarter.  Interest income of $27.4 million; net interest income of $14.1 million.  Net income attributable to common stockholders of $6.6 million.  Basic earnings per share (“EPS”) of $0.35.  $0.04 per share of accelerated amortization of deferred issuance costs for calling of our senior bonds from our Ajax Mortgage Loan Trust 2016-A and Ajax Mortgage Loan Trust 2016-B securitizations  Taxable income of $0.35 per share.  Book value per share of $15.61 at September 30, 2018.  Collected $55.8 million of cash on our portfolio and held $59.8 million of cash and cash equivalents at September 30, 2018. 1Excludes transactions Great Ajax Operating Partnership L.P. made through non-consolidated joint venture arrangements with third-party institutional investors 4

Portfolio Overview – as of September 30, 2018 Unpaid Principal Balance1 Property Value2 1% 3% 3% RPL RPL NPL NPL REO 96% 97% $1,449.8 MM $2,015.1 MM RPL: $1,405.4 MM RPL: $1,927.4 MM NPL: $ 44.4 MM NPL: $ 56.3 MM REO & Rental: $ 31.5 MM 1 Includes $358.5 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans UPB 2,500 Property Value Price Millions 2,000 $1,927 $1,567 1,500 $1,405 $1,201 $1,193 $1,029 $975 1,000 $864 $643 $669 $567 500 $435 $64 $73 $49 0 Initial Assets (07/08/14) 9/30/2015 9/30/2016 9/30/2017 9/30/2018  RPL UPB as of 09/30/2018 includes $13.7 million of small-balance commercial originations, which are performing loans. Includes $358.5 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth Non-performing Loans 140 UPB Property Value $122 Millions $118 Price 120 $99 100 $93 80 $70 $66 $63 $58 60 $56 $46 $39 40 $30 20 0 Initial Assets (07/08/14) 9/30/2015 9/30/2016 9/30/2017 9/30/2018  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / Chicago New Jersey Metro Area Las Vegas Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Target States Orlando Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 3Q2018 Acquisitions ($$ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated - - 1500 312,446 24for24 416 74,273 3152 697,858 12for12 305 64,002 1633 355,566 7for7 3123 699,895 644 133,112 4f4-6f6 1628 359,340 147 29,611 Less than 4f4 2168 450,651 457 89,366 REO - - 129 32,323 NPL 512 124,914 521 128,908 Purchased REO 34 8,074 3 1,958 8,186 1,781,148 8,186 1,781,148  24 for 24: Loan that has made 24 full payments in the last 24 months  12 for 12: Loan that has made 12 full payments in the last 12 months  7 for 7: Loan that has made 7 full payments in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed since 9/30/20181  Acquisitions Under Contract2  RPL  RPL  UPB: $103.6MM  UPB: $561.1MM  Collateral Value: $155.5MM  Collateral Value: $928.4MM  Price/UPB: 90.1%  Price/UPB: 91.0%  Price/Collateral Value: 60.1%  Price/Collateral Value: 55.0%  512 loans in 5 transactions  2,069 loans in 3 transactions  NPL  UPB: $105.0MM  Collateral Value: $170.7MM  Price/UPB: 93.5%  Price/Total Owed Balance: 68.8%  Price/Collateral Value: 57.5%  486 loans in 1 transaction  SBC  UPB: $3.4MM  Collateral Value: $5.2MM  Price/UPB: 100.0%  Price/Collateral Value: 65.0%  4 loans in 2 transactions  SBC – Properties Under Contract  Price: $10.0MM  3 properties in 3 transactions A dividend of $0.32 per share, to be paid on November 30, 2018 to common stockholders of record as of November 16, 2018 1 $28.3 MM UPB was acquired through a non-consolidated joint venture with third-party institutional investors 2 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change. Loans under contract include 10 $560.0MM UPB of RPLs and $105.0MM UPB of NPLs that will be incorporated into joint ventures with third-party institutional investors .

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional investors

GREAT AJAX

Quarter over Quarter Comparison Excluding the Impact of the Consolidation of 2017 D & 2018 C				
	Excluding the consolidation of 2017 D and 2018 C	Excluding the consolidation of 2017 D		
($ in thousands)	Q3-18	Q2-18	Q1-18	Q4-17
Interest Income on Loans	24,626	24,757	24,124	23,778
Average Loans	1,138,599	1,149,225	1,163,970	1,071,415
Average Loan Yield	8.9%	8.9%	8.6%	9.2%
Total Interest Expense	12,196	12,031	11,683	11,136
Asset Level Interest Expense	10,037	9,877	9,533	8,990
Average Asset Level Debt	871,443	865,787	881,587	817,316
Average Asset Level Debt Cost	4.7%	4.6%	4.4%	4.5%
Asset Level Net Interest Margin	4.2%	4.3%	4.2%	4.7%
Total Average Debt	974,472	968,618	984,224	919,763
Total Average Debt Cost	5.1%	5.1%	4.8%	5.0%
Total Net Interest Margin	3.8%	3.8%	3.7%	4.1%
Non-Interest Operating Expenses	5,143	5,395	5,813	5,693
Non-Interest Operating Expenses/Avg Assets	1.7%	1.7%	2.1%	1.9%
ROAA - ex net REO impairments and losses	3.1%	2.7%	2.7%	2.6%
ROAA - Net REO Impairments, gains and losses	-0.6%	-0.3%	0.1%	-0.4%
ROAA - Total	2.5%	2.4%	2.8%	2.2%
ROAE - ex net REO impairments and losses	12.1%	11.5%	10.1%	10.7%
ROAE - Net REO Impairments, gains and losses	-2.3%	-1.2%	0.3%	-1.4%
ROAE - Total	9.8%	10.3%	10.4%	9.3%
Average Leverage Ratio - Asset Backed	2.7	2.8	2.9	2.7
Average Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.3
Average Leverage Ratio - Total	3.0	3.2	3.2	3.1
Ending Leverage Ratio - Asset Backed	3.0	2.8	2.8	2.9
Ending Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.3
Ending Leverage Ratio - Total	3.3	3.1	3.1	3.2

The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional investors

GREAT AJAX

($ in thousands)	Q3-18 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q3-18 Excluding the Consolidation of 2017 D & 2018 C	Q2-18 Excluding the Consolidation of 2017 D	Q1-18 Excluding the Consolidation of 2017 D
	Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018 C					
Interest Income on Loans	26,261	1,407	228	24,626	24,757	24,124
Average Loans	1,227,262	84,558	4,105	1,138,599	1,149,225	1,163,970
Average Loan Yield	8.8%	0.1%	0.0%	8.9%	8.9%	8.6%
Total Interest Expense	12,997	744	57	12,196	12,031	11,683
Asset Level Interest Expense	10,838	744	57	10,037	9,877	9,533
Average Asset Level Debt	948,893	73,453	3,997	871,443	865,787	881,587
Average Asset Level Debt Cost	4.6%	0.0%	0.0%	4.7%	4.6%	4.4%
Asset Level Net Interest Margin	4.2%	0.1%	0.0%	4.2%	4.3%	4.2%
Total Average Debt	1,051,922	73,453	3,997	974,472	968,618	984,224
Total Average Debt Cost	5.0%	0.1%	0.0%	5.1%	5.1%	4.8%
Total Net Interest Margin	3.8%	0.1%	0.0%	3.8%	3.8%	3.7%
Non-Interest Operating Expenses - excluding REO	5,334	146	45	5,143	5,395	5,813
Non-Interest Operating Expenses/Avg Assets	1.6%	0.1%	0.1%	1.7%	1.7%	2.1%
ROAA - ex net REO impairments and losses	2.8%	0.2%	0.2%	3.1%	2.7%	2.7%
ROAA - Net REO impairments, gains and losses	-0.6%	0.0%	0.0%	-0.6%	-0.3%	0.1%
ROAA - Total	2.2%	0.1%	0.1%	2.5%	2.4%	2.8%
ROAE - ex net REO impairments and losses	12.1%	0.0%	0.0%	12.1%	11.5%	10.1%
ROAE - Net REO impairments, gains and losses	-2.3%	0.0%	0.0%	-2.3%	-1.2%	0.3%
ROAE - Total	9.8%	0.0%	0.0%	9.8%	10.3%	10.4%
Average Leverage Ratio - Asset Backed	2.9	(0.2)	(0.0)	2.7	2.8	2.9
Average Leverage Ratio - Convertbile Debt	0.3	-	-	0.3	0.3	0.3
Average Leverage Ratio - Total	3.3	(0.2)	(0.0)	3.0	3.2	3.2
Ending Leverage Ratio - Asset Backed	3.2	(0.1)	(0.1)	3.0	2.8	2.8
Ending Leverage Ratio - Convertible Debt	0.3	0.0	0.0	0.3	0.3	0.3
Ending Leverage Ratio - Total	3.5	(0.1)	(0.1)	3.3	3.1	3.1

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 27,416 $ 26,690 $ 25,591 $ 24,367 Provision for loan losses (365) - - - Interest expense (12,997) (12,799) (12,494) (11,382) Net interest income 14,054 13,891 13,097 12,985 Income from equity method investments 239 197 192 163 Other income 457 689 1,454 649 Total income 14,750 14,777 14,743 13,797 EXP ENS E: Related party expense - loan servicing fees 2,457 2,672 2,469 2,242 Related party expense - management fee 1,456 1,440 1,532 1,510 Loan transaction expense (25) 35 355 214 Professional fees 482 506 609 856 Real estate operating expense 1001 944 449 518 Other expense 964 965 991 871 Total expense 6,335 6,562 6,405 6,211 Loss on debt extinguishment 836 — — 913 Income before provision for income tax 7,579 8,215 8,338 6,673 Provision for income tax 84 2 16 35 Consolidated net income 7,495 8,213 8,322 6,638 Less: consolidated net income attributable to 937 692 657 454 non-controlling interests Consolidated net income attributable to $ 6,558 $ 7,521 $ 7,665 $ 6,184 common stockholders Basic earnings per common share $ 0.35 $ 0.40 $ 0.41 $ 0.34 Diluted earnings per common share $ 0.34 $ 0.37 $ 0.38 $ 0.33 Weighted average shares – basic 18,691,393 18,595,769 18,508,089 18,236,488 Weighted average shares – diluted 26,592,806 26,476,817 26,395,158 26,111,202 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS September 30, 2018 December 31, 2017 (Unaudited) Cash and cash equivalents $ 59,758 $ 53,721 Cash held in trust 45,527 27,041 Mortgage loans, net(1,4) 1,272,644 1,253,541 Property held-for-sale, net(2) 20,463 24,947 Rental property, net 8,080 1,284 Investments at fair value 51,751 6,285 Receivable from servicer 13,106 17,005 Investment in affiliates 8,737 7,020 Prepaid expenses and other assets 12,410 4,894 Total assets $ 1,492,476 $ 1,395,738 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 631,207 $ 694,040 Borrowings under repurchase transactions 420,461 276,385 Convertible senior notes, net(3) 103,162 102,571 Management fee payable 777 750 Accrued expenses and other liabilities 4,704 4,554 Total liabilities 1,160,311 1,078,300 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 18,856,601 shares at September 30, 2018 and 18,588,228 shares at 189 186 December 31, 2017 issued and outstanding Additional paid-in capital 258,854 254,847 Treasury stock (232) — Retained earnings 40,518 35,556 Accumulated other comprehensive loss (203) (233) Equity attributable to stockholders 299,126 290,356 Non-controlling interests(5) 33,039 27,082 Total equity 332,165 317,438 Total liabilities and equity $ 1,492,476 $ 1,395,738 (1) Mortgage loans includes $914.2 million and $996.2 million of loans at September 30, 2018 and December 31, 2017, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”) , these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp). Mortgage loans, net include $0.4 million and $0 of allowance for loan losses at September 30,2018 and December 31,2017 respectively (2) Property held for sale, net, includes valuation allowances of $2.0 million and $1.8 million at September 30, 2018 , and December 31, 2017, respectively. (3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs (4) As of September 30, 2018, balances for Mortgage loans, net includes $338.7 million and Secured borrowings, net of deferred costs includes $237.0 million from the 50% and 63% owned joint ventures. As of December 31, 2017, balances for Mortgage loans, net includes $177.1 million and Secured 14 borrowings, net of deferred costs includes $88.4 million from the 50% owned joint venture, all of which we consolidate under U.S. GAAP. (5) Non-controlling interests includes $19.9 million at September 30, 2018, from the 50% and 63% owned joint ventures. Non-controlling interests includes $14.0 million at December 31, 2017, from a 50% owned joint venture, all of which we consolidate under U.S. GAAP.